SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(x )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(x )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                       Nations Fund Portfolios, Inc.

            (Name of Registrant as Specified In Its Charter)

                       Nations Fund Portfolios, Inc.

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


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      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2)  Aggregate number of securities to which transaction applies:

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          computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

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it was determined)

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
IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON
                                  AS POSSIBLE.

                         NATIONS FUND PORTFOLIOS, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                                                                    May 20, 1996

Dear Shareholder:

We are pleased to invite you to a Special Meeting of the Shareholders of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund (the "Funds") of Nations Fund Portfolios, Inc. ("Nations Portfolios") to be held on Wednesday, July 17, 1996. The Special Meeting is being called to consider the approval of a new sub-advisory agreement with Gartmore Global Partners, the successor entity to Nations Gartmore Investment Management ("Nations Gartmore"), the previous sub-adviser to the Funds.

Nations Gartmore, a joint venture that was structured as an equally-owned general partnership between subsidiaries of NationsBank, N.A. ("NationsBank") and Gartmore plc ("Gartmore"), a U.K. company, served as sub-investment adviser until it was succeeded by Gartmore Global Partners pursuant to a change of control. This change of control resulted from National Westminster Bank plc ("NatWest") acquiring a controlling interest in Gartmore through a direct purchase from Compagnie de Suez and affiliated entities of their indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of Gartmore's outstanding voting securities. NatWest also plans to acquire the remaining portion of Gartmore's shares held by public shareholders through a tender offer. Because Gartmore was an equal partner in Nations Gartmore with NationsBank, the change of control of Gartmore resulted in a termination of the then-existing sub-advisory agreement with Nations Gartmore.

Shareholders are asked to ratify and approve a new sub-advisory agreement (which provides for no increase in sub-advisory fees charged to NationsBanc Advisors, Inc. ("NBAI"), the Funds' investment adviser) among Gartmore Global Partners, NBAI and Nations Portfolios on behalf of the Funds that became effective on April 10, 1996. The fee level and principal terms of the new advisory agreement and proposed sub-advisory arrangement with Gartmore Global Partners are the same as those previously in effect with Nations Gartmore.

THE BOARD OF DIRECTORS OF NATIONS PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ITEM.

Attached are the formal Notice of Special Meeting and a Proxy Statement, together with a Proxy Card for you to mark, sign, date and return to us. Please return your Proxy Card to us so that your vote will be counted even if you do not attend the Special Meeting in person.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (617) 871-7536. If you have any questions regarding the enclosed materials or the Special Meeting, please call Stephens Inc., the Funds' distributor, at (800) 321-7854. We look forward to receiving your completed Proxy Card very soon.

                                         Sincerely,

                                         A. MAX WALKER
                                         PRESIDENT AND CHAIRMAN OF THE BOARD OF
                                         DIRECTORS

                         NATIONS FUND PORTFOLIOS, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
         NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND
                    NATIONS GLOBAL GOVERNMENT INCOME FUND OF
                         NATIONS FUND PORTFOLIOS, INC.
                          TO BE HELD ON JULY 17, 1996

TO THE SHAREHOLDERS OF NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND (the "Funds") of NATIONS FUND PORTFOLIOS, INC. ("Nations Portfolios"):

     PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Funds will be held on Wednesday, July 17, 1996, at 9:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. The Special Meeting is being called for the following purposes:

          1. To ratify and approve a new sub-advisory agreement among Gartmore Global Partners, NationsBanc Advisors, Inc. ("NBAI"), and Nations Portfolios on behalf of the Funds. The terms of the proposed sub-advisory agreement are identical in all material respects to the terms of the previous sub-advisory agreement with Nations Gartmore Investment Management. NBAI would be obligated to pay all sub-advisory fees owed Gartmore Global Partners and the level of sub-advisory fees would be unchanged.

          2. To transact such other business as may properly come before the Special Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     The Board of Directors of Nations Portfolios has fixed the close of business on April 29, 1996 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposal to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (617) 871-7536. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                        By Order of the Board of Directors
                                        RICHARD H. BLANK, JR.
                                        SECRETARY

May 20, 1996

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE AND RETURN YOUR
                            PROXY CARD IMMEDIATELY.

SHARES OF NATIONS PORTFOLIOS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NBAI IS THE INVESTMENT ADVISER TO THE FUNDS. NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE CERTAIN OTHER SERVICES TO NATIONS PORTFOLIOS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS PORTFOLIOS.

                         NATIONS FUND PORTFOLIOS, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854
                                PROXY STATEMENT
                                  MAY 20, 1996

     This Proxy Statement is being furnished to Shareholders of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund (each, a "Fund" and collectively the "Funds") of Nations Fund Portfolios, Inc. ("Nations Portfolios") in connection with the solicitation of proxies by the Board of Directors of Nations Portfolios, to be used at a Special Meeting of Shareholders (the "Special Meeting") of the Funds, to be held on Wednesday, July 17, 1996 beginning at 9:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Special Meeting.

     Shareholders of record of the Funds at the close of business on April 29, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 4,997,094.58 outstanding shares of Nations Emerging Markets Fund, 10,156,583.35 outstanding shares of Nations Pacific Growth Fund and 3,977,248.67 outstanding shares of Nations Global Government Income Fund, respectively, each of which is entitled to a single vote. This proxy statement is first being mailed to Shareholders on or about May 20, 1996.

                           BACKGROUND OF THE PROPOSAL

     The Funds are diversified, open-end investment companies advised by NationsBanc Advisors, Inc. ("NBAI"). NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255. Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as administrator to the Funds. Through April 10, 1996, sub-advisory services were provided to NBAI and the Funds by Nations Gartmore Investment Management ("Nations Gartmore") pursuant to a sub-advisory agreement among NBAI, Nations Gartmore and Nations Portfolios on behalf of the Funds (the "Previous Sub-Advisory Agreement"). Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc ("Gartmore"), a UK company listed on the London Stock Exchange. Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") owned 75% of the equity of Gartmore.

     On April 10, 1996, National Westminster Bank plc ("NatWest") acquired a controlling interest in Gartmore from Compagnie de Suez through a direct purchase from Companie de Suez of its indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of Gartmore's outstanding voting securities (the "Acquisition"). NatWest also plans to acquire the remaining portion of Gartmore's shares held by public shareholders through a tender offer. Because Gartmore was an equal partner in Nations Gartmore with NationsBank, the change of control of Gartmore constituted an assignment of the Previous Sub-Advisory Agreement within the meaning of Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"). By operation of law, and consistent with the express terms of the Previous Sub-Advisory Agreement, this assignment resulted in an immediate termination of such Agreement.

     Gartmore Global Partners is the successor entity to Nations Gartmore resulting from the change of control. The Board of Directors has approved a new sub-advisory agreement among Gartmore Global Partners, NBAI and Nations Portfolios on behalf of the Funds (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement became effective April 10, 1996, upon consummation of the Acquisition. The Board of Directors believes that the New Sub-Advisory Agreement is in the best interests of the Funds and their Shareholders, and recommends that Shareholders vote to ratify and approve the New Sub-Advisory Agreement.

ITEM 1. APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH GARTMORE GLOBAL PARTNERS

     At the Special Meeting, the Shareholders of the Funds will be asked to vote on a proposal to ratify and approve the New Sub-Advisory Agreement among Gartmore Global Partners, NBAI, as the Funds' investment adviser, and Nations Portfolios on behalf of the Funds.

     Nations Gartmore served as the sub-adviser to the Funds pursuant to the Previous Sub-Advisory Agreement, which was dated as of January 1, 1996 and terminated as of April 10, 1996, upon consummation of the Acquisition. The New Sub-Advisory Agreement was approved by the Board of Directors of Nations Portfolios, including a majority of the directors who are not parties to the New Sub-Advisory Agreement or interested persons of any such parties, other than as directors of Nations Portfolios, at a special meeting held on March 12, 1996, contingent on Shareholder approval of the New Sub-Advisory Agreement. The Directors also approved engaging the services of Gartmore Global Partners in the interim period pending Shareholder approval of the New Sub-Advisory Agreement to ensure continuity of investment management to the Funds following the consummation of the Acquisition and to allow Shareholders a reasonable period to consider such Agreement. The Securities and Exchange Commission ("SEC") issued an Exemptive Order on March 25, 1996 to permit Gartmore Global Partners to provide sub-investment advisory services to the Funds during the interim period.

     The New Sub-Advisory Agreement became effective as of April 10, 1996. If ratified and approved, the New Sub-Advisory Agreement will continue in effect as described below. If the New Sub-Advisory Agreement is not ratified and approved by Shareholders, the Board of Directors intends to continue the interim relationship with Gartmore Global Partners at least until it is able to evaluate and obtain necessary approval of alternative advisory arrangements. The New Sub-Advisory Agreement is reproduced as Exhibit A to this Proxy Statement.

     In connection with the SEC Exemptive Order discussed above, Nations Portfolios, on behalf of the Funds, has entered into an escrow arrangement with Bank of New York, as escrow agent, whereby the Funds deposit into an interest-bearing escrow account obtained by Bank of New York that portion of NBAI's fees payable under the New Sub-Advisory Agreement to Gartmore Global Partners. The amounts held in the escrow account (including interest earned on such paid-in fees) would be paid to Gartmore Global Partners only upon Shareholder approval of the New Sub-Advisory Agreement. In the absence of such Shareholder approval, such amounts in the escrow account would be paid to the Funds. A supplement to the New Sub-Advisory Agreement, setting forth the escrow arrangement, is reproduced as Exhibit B to this Proxy Statement.

     The terms of the New Sub-Advisory Agreement are substantively the same as the Previous Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Gartmore Global Partners is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Nations Gartmore was entitled to receive the identical fees under the Previous Sub-Advisory Agreement. The duties that Gartmore Global Partners is required to perform under the New Sub-Advisory Agreement are essentially the same as those provided by Nations Gartmore under the Previous Sub-Advisory Agreement. In addition, there are no material changes in the personnel who provide services under the New Sub-Advisory Agreement. Accordingly, the Funds would receive the same sub-advisory services, provided in the same manner and at the same fee levels, as they received under the Previous Sub-Advisory Agreement. For the fiscal period ended March 31, 1996, pursuant to the previous sub-advisory arrangements, NBAI and/or the Funds paid Nations Gartmore $145,531, $239,405 and $101,946 for sub-advisory services to Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund, respectively.

     The Directors believe that the New Sub-Advisory Agreement enables the Funds to continue to benefit from the level of expertise in international money management previously associated with Nations Gartmore. The Directors also believe that the engagement of Gartmore Global Partners allows Nations Portfolios, and the other investment companies comprising the Nations Fund Family, to continue to effectively pursue a strategy of offering to investors, including Shareholders in the Funds, enhanced access to a wide range of international and global money management products. Moreover, the Directors believe that Gartmore Global Partners will benefit from enhanced resources and greater asset size associated with NatWest. NatWest is one of the world's largest commercial and investment banking firms, with over $47 billion under management.

     At a special meeting held on March 12, 1996, the Directors, including a majority of the Directors who are not interested persons, as that term is defined in the 1940 Act, of Nations Portfolios, and who will not be interested persons of Gartmore Global Partners (the "Non-Interested Directors"), approved the New Sub-Advisory Agreement. By approving the New Sub-Advisory Agreement, the Directors have acted in what they believe to be the best interest of the Shareholders of the Funds.

     The Board based its decision to recommend the approval of the New Sub-Advisory Agreement on the following material factors: (i) the absence of material changes in the overall form of the Previous Sub-Advisory Agreement, the sub-investment advisory fees, or the level of service provided the Funds; (ii) the financial strength and increased asset size of NatWest; (iii) the continued employment by Gartmore Global Partners of investment professionals previously employed by Nations Gartmore to manage the assets of the Funds; (iv) the management, personnel, experience and operations contemplated with respect to Gartmore Global Partners following the change of control, encompassing the depth and investment experience of the portfolio management staff of Gartmore Global Partners, including those persons who would be involved in the daily management of the Funds; and (v) the amount, significance and nature of soft dollar credits that may be earned by the Funds and that would entitle Gartmore Global Partners to receive certain services from broker/dealers, including, but not limited to, research, news services, or market quotations. In making its decision to recommend approving the New Sub-Advisory Agreement, the factors that the Board considered most important were the absence of changes to the level of service provided to the Funds, the continuation of the sub-advisory fee charged under the Previous Sub-Advisory Agreement, the similarity of all material terms contained in the New Sub-Advisory Agreement to those contained in the Previous Sub-Advisory Agreement and the composition of Gartmore Global Partners' advisory personnel. The Directors based their determinations in this regard on discussions with representatives of NationsBank, NBAI and Gartmore Global Partners at the meeting and a review of materials presented by NationsBank, NBAI and Gartmore Global Partners in connection with the meeting. These materials included a form of the New Sub-Advisory Agreement and comparative fee data.

     Pursuant to the New Sub-Advisory Agreement, Gartmore Global Partners, subject to the policies and control of Nations Portfolios' Board of Directors and the overall supervision of NBAI and Nations Portfolios, renders research and advisory services to NBAI and Nations Portfolios with respect to the Funds, in accordance with the investment objectives, policies and restrictions of the Funds. NBAI retains authority over the management of the Funds and the investment and disposition of the Funds' assets, and NBAI may reject any investment recommendation or decision for a Fund if it determines that such recommendation or decision is not consistent with the best interests of the Fund.

     If approved by Shareholders at the Meeting, the New Sub-Advisory Agreement will remain in effect for a one-year period following the date of such approval. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board of Directors of Nations Portfolios, or by a vote of a majority of the outstanding shares of the Funds, and in either case by a majority of the Directors who are not parties to the New Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such parties other than as Directors of Nations Portfolios. With respect to a Fund, the New Sub-Advisory Agreement may be terminated on 60 days' written notice at any time by NBAI, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of Nations Portfolios' Board of Directors. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement provides that Gartmore Global Partners shall not be liable for any act or omission in the course of, or connected with, rendering services thereunder, except by reason of Gartmore Global Partners' willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reckless disregard of its duties and obligations thereunder.

  INFORMATION REGARDING THE SUB-ADVISER

     Nations Gartmore, the predecessor entity to Gartmore Global Partners, was formed as a Delaware general partnership as of January 1, 1995. Gartmore Global Partners consists of two general partners, NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore. As described above, NatWest acquired a controlling interest in Gartmore. NB Partner Corp. and Gartmore Global Partners are headquartered at One NationsBank Plaza, Charlotte, North Carolina 28255. NationsBank is headquartered at One NationsBank Corporate Center, Charlotte, North Carolina 28255. NatWest is headquartered at 41 Lothbury, London EC2P 2BP, England and Gartmore is headquartered at Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England. Gartmore Global Partners is managed by a six-person management committee, with three members appointed by each partner, and day-to-day affairs are managed by a chief executive officer and a chief investment officer.

     The principal executive officers of Gartmore Global Partners are listed below. The business address of each such individual is 101 South Tryon Street, NationsBank Plaza, Charlotte, North Carolina 28255.

                           POSITION AT GARTMORE
NAME AND ADDRESS              GLOBAL PARTNERS                              PRINCIPAL OCCUPATION
Charles G. Smith IV      Chief Executive Officer    Chief Executive Officer, Gartmore Global Partners
Andrew N.R. Fleming      Chief Investment Officer   Chief Investment Officer, Gartmore Global Partners; Director of
                                                      International Investments, Gartmore Investment Limited,
                                                      Investment Director, Gartmore Capital Management Ltd.
James B. Sommers         Committee Member           NationsBank Corporation President, NationsBank Trust
John W. Munce            Committee Member           Executive Vice President, NationsBank
Mark H. Williamson       Committee Member           Senior Vice President, NationsBank
Paul Myners              Committee Member           Executive Chairman, Gartmore plc
Andrew J. Brown          Committee Member           Finance Director and Chairman, Gartmore Fund Managers
                                                      International Limited, Gartmore Money Management Limited,
                                                      Gartmore Administration Services Limited

                           POSITION AT GARTMORE
NAME AND ADDRESS              GLOBAL PARTNERS                              PRINCIPAL OCCUPATION
David W. Watts           Committee Member           Investment Director, Gartmore plc, Executive Chairman of Gartmore
                                                      Pension Fund Managers Ltd. and Chairman, Private Capital Ltd.

     It is contemplated that Gartmore Global Partners will be retained as sub-investment adviser to Nations International Equity Fund of Nations Fund, Inc., an investment company in the Nations Fund Family that currently has five funds. The Shareholders of Nations International Equity Fund also have been asked to ratify and approve a new sub-advisory agreement with Gartmore Global Partners at a meeting scheduled for July 17, 1996. The proposed sub-advisory fee for Nations International Equity Fund is 0.70% of such Fund's average daily net assets.

     No officer or director of Nations Portfolios is an officer, employee, director, general partner or shareholder of NationsBank, Gartmore Global Partners or affiliates thereof.

     NATIONS PORTFOLIOS' BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY AND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN GARTMORE GLOBAL PARTNERS, NBAI AND NATIONS PORTFOLIOS ON BEHALF OF THE FUNDS.

MISCELLANEOUS

  PROCEDURAL MATTERS

     Each Shareholder of a Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such Shareholder with respect to any proposal on which the Shareholder is entitled to vote. Shareholders holding a majority of the outstanding shares of a Fund at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Special Meeting and in this Proxy Statement (the "Proposal").

     As used herein, a "1940 Act Vote" of the shares of a Fund means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding shares of the Fund or (b) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy. All shares will be voted on a combined, Fund-wide basis, and not by class. A 1940 Act Vote of the shares of the Funds is required to approve the Proposal.

     Any proxy card which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of the Proposal. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of a Fund present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposal.

     If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the Proposal. They will vote against any such adjournment(s) those proxies required to be voted against the Proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposal. A Shareholder of a Fund may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of Nations Portfolios, at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person to vote the shares held by such Shareholder.

     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted IN FAVOR of the Proposal.

  ADDITIONAL INFORMATION

     Each Fund will furnish, without charge, a copy of the annual report and most recent semi-annual report, succeeding the annual report, if any, by writing Nations Fund Portfolios, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, or by calling (800) 321-7854.

     Nations Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

  SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will not be borne by the Funds. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of Nations Portfolios, personnel of NationsBank and/or Stephens, or an agent of Nations Portfolios for compensation to be paid by the NationsBank and/or Stephens.

  SUBSTANTIAL SHAREHOLDERS

     As of the close of business on the Record Date, there were no persons known to Nations Portfolios to be beneficial owners of 5% or more of the outstanding shares of the Funds, except as follows:

                                                             NUMBER OF SHARES      PERCENTAGE OF
TITLE OF FUND        NAME AND ADDRESS                       BENEFICIALLY OWNED      CLASS OWNED
Nations Emerging     PT NationsBank Equity Fund                1,603,905.52            32.03%
Markets Fund           NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
                     ST Nations Balanced FD Equity               490,510.71             9.79%
                       NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
                     ST NationsBank Equity Fund                  489,330.65             9.77%
                       NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
Nations Pacific      PT NationsBank Equity Fund                1,617,032.82            15.90%
Growth Fund            NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
                     ST NationsBank Equity Fund                1,185,410.00            11.66%
                       NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
                     ST Nations Balanced FD Equity               782,009.21             7.69%
                       NationsBank Corp.
                       100 N. Tryon Street
                       Charlotte, NC 28255
Nations Global       PT NationsBank Nations Funds Fixed        2,020,805.39            50.80%
Government Income      NationsBank Corp.
Fund                   100 N. Tryon Street
                       Charlotte, NC 28255
                     NationsBank Corporation                   1,473,477.41            37.04%
                       NCI-007-23-01
                       100 N. Tryon Street
                       Charlotte, NC 28255

     As of the close of business on the Record Date, the officers and Directors of Nations Portfolios as a group beneficially owned less than 1% of the outstanding shares of each Fund.

  AFFILIATED BROKER COMMISSIONS

     For the fiscal year ended March 31, 1996, there were no affiliated broker commissions paid on behalf of Nations Emerging Markets Fund, Nations Pacific Growth Fund or Nations Global Government Income Fund.

  OTHER BUSINESS

     The Board of Directors of Nations Portfolios knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that Proxy Cards which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

  FUTURE SHAREHOLDER PROPOSALS

     Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for Shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any Shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Shareholders. The submission of a proposal does not guarantee its inclusion in Nation Portfolios' proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that Nations Portfolios will hold regular meetings of Shareholders, and no anticipated date of the next meeting can be provided.

YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (617) 871-7536. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                         By Order of the Board of Directors
                                         RICHARD H. BLANK, JR.
                                         SECRETARY

May 20, 1996

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                         NATIONS FUND PORTFOLIOS, INC.

     THIS AGREEMENT is made this 10th day of April, 1996, by and among NATIONSBANC ADVISORS, INC., a North Carolina corporation (the "Adviser"), GARTMORE GLOBAL PARTNERS, a general partnership organized under the laws of the State of Delaware (the "Sub-Adviser"), and NATIONS FUND PORTFOLIOS, INC. (the "Company"), on behalf of the portfolio or portfolios of the Company as now or hereafter may be identified on Schedule I hereto (each a "Fund" and collectively, the "Funds").

                                    RECITALS

     WHEREAS, the Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, series management investment company; and

     WHEREAS, the Adviser is a national bank that serves as investment adviser to other registered investment companies and various investment accounts; and

     WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser, and is regulated by the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom in the conduct of its investment business and is a member of IMRO; and

     WHEREAS, the Adviser and the Company have entered into an Investment Advisory Agreement of even date herewith (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Funds; and

     WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Company, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Company in connection with the Funds upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints, and the Company hereby approves, the Sub-Adviser to render investment research and advisory services to the Adviser and the Company with respect to the Funds, under the supervision of the Adviser and subject to the policies and control of the Company's Board of Directors, and the Sub-Adviser hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. INVESTMENT SERVICES. The specific duties of the Adviser delegated to the Sub-Adviser shall be the following:

          (a) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds specifically, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser or Sub-Adviser considers desirable for inclusion in the Funds;

          (b) investing and reinvesting, on an ongoing basis, assets held in the Funds in strict accordance with the investment policies of the Funds as set forth in the registration statement of the Company with respect to the Funds, as the same may be amended from time to time;

          (c) in accordance with policies and procedures established by the Board of Directors of the Company and the Adviser, selecting brokers and dealers to execute portfolio transactions for the Funds and selecting the markets on or in which the transactions will be executed;

          (d) voting, either in person or by general or limited proxy, or refraining from voting, any securities held in the Funds for any purposes; exercising or selling any subscription or conversion rights; consenting to and joining in or opposing any voting trusts, reorganizations, consolidations, mergers, foreclosures and liquidations and in connection therewith, depositing securities, and accepting and holding other property received therefor, all as may be considered appropriate by the Sub-Adviser; and

          (e) performing other acts necessary or appropriate in connection with the proper management of the Funds, consistent with its obligations hereunder, and as may be directed by the Adviser and/or the Company's Board of Directors.

     In carrying out its obligations under clauses (b) to (e), inclusive, of this Paragraph 2, the Sub-Adviser shall act only as agent of the Company and/or the Fund and shall not act as principal. The Sub-Adviser shall not be responsible for the administration of the Fund, for the execution and settlement of transactions in securities or derivative instruments nor for the custody of any such securities or instruments or documents of title and the Sub-Adviser shall not hold any money or other assets of the Fund or the Company.

     3. CONTROL BY BOARD OF DIRECTORS. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser with respect to the Funds, shall at all times be subject to any directives of the Board of Directors of the Company. Without limiting the right of the Board of Directors of the Company to issue directives, the Board of Directors shall take into consideration any views or opinions that may be expressed by the Adviser of the Sub-Adviser in formulating policies, procedures and directives. The Sub-Adviser shall not be obligated to conform its activities to any directive of the Board of Directors of the Company to the extent that compliance with such directive would be in contravention of any law, rule or regulation applicable to the Sub-Adviser.

     4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company applicable to the Funds, as the same may be amended from time to time, under the Securities Act of 1933 and the 1940 Act;

          (c) the Conduct of Business Rules of IMRO ("IMRO Rules") to the extent that the IMRO Rules are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law; and

          (d) such policies and procedures that may be established by the Board of Directors of the Company and communicated to the Sub-Adviser from time to time.

     In addition, any code of ethics adopted by the Sub-Adviser pursuant to Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute on June 30, 1994, as such recommendations may be amended from time to time.

     5. COMPENSATION. The Adviser shall pay the Sub-Adviser, as compensation for services rendered hereunder, fees, payable monthly, at the annual rates indicated on Schedule I hereto, as such Schedule may be supplemented and amended from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Company or the Fund with respect to compensation under this Agreement. The Sub-Adviser's fees shall be pro-rated for portions of months in which sub-advisory services are provided.

     The average daily net asset value of the Funds shall be determined in the manner set forth in the Articles of Incorporation and registration statement of the Company, as amended from time to time.

     6. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred by the Sub-Adviser in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     7. EXPENSE LIMITATION. If, for any fiscal year a Fund, the amount of the aggregate advisory fee which the Company would otherwise be obligated to pay with respect to the Fund is reduced pursuant to expense limitation provisions of the

Investment Advisory Agreement, the fee which the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced proportionately.

     8. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Company with respect to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the officers and directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     9. RECORDS. The Sub-Adviser shall provide to the Adviser, with respect to the orders the Sub-Adviser places for the purchases and sales of portfolio securities of the Funds, the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1. All such records will be the property of the Funds and will be available for inspection and use by the Funds. The Sub-Adviser will promptly notify the Adviser and the Fund's administrator if it experiences any difficulty in providing the records in an accurate and complete manner.

     10. TERM AND APPROVAL. This Agreement shall become effective when approved, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

          (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

     11. TERMINATION. This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Sub-Adviser on sixty (60) days' written notice to the other parties to this Agreement. Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. This Agreement shall automatically terminate 120 days after its effectiveness if the Fund's shareholders have not ratified and approved it within such period. The Agreement shall automatically terminate upon the effectiveness of a Sub-Advisory Agreement between the Company on behalf of the Fund and Gartmore Global Partners.

     12. LIABILITY OF SUB-ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser or to the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. For purposes of this paragraph and paragraph 13, brokers or dealers selected to execute portfolio transactions for the Fund in accordance with Paragraph 2(c) hereof shall not be considered agents of the Sub-Adviser.

     13. INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser, or any officers, directors, employees or agents thereof, the Company hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, (a) arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds or the Company's officers, directors, employees, agents or affiliates, or (b) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, or the Company's officers, directors, employees or affiliates.

     14. NOTICES. Any notices under this Agreement shall be in writing and shall be duly given if delivered, mailed (postage prepaid, effective upon receipt) or telegraphed, telexed or transmitted by similar telecommunications device (effective upon completion of transmission, with a confirming copy delivered or mailed postage prepaid) to such address or number as may be designated for the receipt of such notice, with a copy to the Company. Until further notice, it is agreed that the address and telefax number of the Company shall be 111 Center Street, Little Rock, Arkansas 72201, Fax No. (501) 377-2331; that of the Sub-Adviser shall be Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England, Fax No. 71-782-2075; and that of the Adviser shall be c/o Mutual Fund Group, 33rd Floor, One NationsBank Plaza, Charlotte, North Carolina 28255, Fax No. (704) 388-2187.

     15. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     16. IMRO RULES. Addendum A attached hereto sets forth certain requirements under the IMRO Rules which are applicable to the Sub-Adviser, that are expressly incorporated herein and made a part hereof, but only to the extent that such requirements are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

                                         NATIONS FUND PORTFOLIOS, INC.,
                                         on behalf of the Funds

                                         By: /s/          A. MAX WALKER
                                                       A. MAX WALKER
                                               PRESIDENT AND CHAIRMAN OF THE
                                                    BOARD OF DIRECTORS

                                         NATIONSBANC ADVISORS, INC.

                                         By: /s/       MARK H. WILLIAMSON
                                                    MARK H. WILLIAMSON
                                                  PRESIDENT AND DIRECTOR

                                         GARTMORE GLOBAL PARTNERS

                                         By: /s/       CHARLES G. SMITH IV
                                                    CHARLES G. SMITH IV
                                                         PRESIDENT

                                   SCHEDULE I

FUND                                          RATE OF COMPENSATION

1. Nations Pacific Growth Fund                0.70% of average daily net assets
2. Nations Emerging Markets Fund              0.85% of average daily net assets
3. Nations Global Government Income Fund      0.54% of average daily net assets

                                   ADDENDUM A

 1. To the extent that the Sub-Adviser receives any commissions or other forms of remuneration, directly or indirectly, in connection with Fund transactions, no portion of the Sub-Adviser's accrued investment advisory fee shall be abated thereby.

 2. Subject to the supervision of the Adviser and the policies and ultimate control of the Company's Board of Directors, the Sub-Adviser shall advise the Company and the Adviser on the management of the Funds' investments in accordance with the terms of this Agreement and in accordance with the investment parameters (including, INTER ALIA, percentage limitations, quality standards, investment selection criteria and types of permissible investments and investment techniques, such as borrowing, options and futures transactions, portfolio securities lending, etc.) established pursuant to the investment objectives, policies and restrictions specifically embodied in the Company's Registration Statement on Form N-1A, and any amendments thereto, under the Securities Act of 1933 and the 1940 Act (the "Fund's Registration Statement").

 3. The Sub-Adviser shall not have or maintain custody of any securities, cash or other assets of the Funds. Custody of the Funds' assets will be maintained by the custodian bank pursuant to an agreement approved by the Funds' Board of Directors. It is expected that such custodian, or any successor thereto, will not be an "Associate" of the Sub-Adviser as that term is defined under IMRO Rules.

 4. In the event the Funds or the Adviser has a significant complaint regarding the services provided by the Sub-Adviser under the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, a Fund officer should communicate such complaint to the Sub-Adviser, whereupon such complaint will be recorded on a standard form prepared by the Sub-Adviser for such purposes. The Sub-Adviser's complaints procedure requires that if a complaint has not been cleared within twenty-one (21) days, the Sub-Adviser must so advise IMRO and the Fund also must be advised that it has the right to issue its complaint directly with a referee appointed by IMRO.

 5. The Sub-Adviser will provide to the Funds' Board of Directors written financial reports and analyses on the Funds' securities transactions and the operations of comparable investment companies on a quarterly basis or more frequently as requested by the Board of Directors. Such reports and analyses shall include information as at the last day of an applicable reporting period.

 6. The Funds may from time to time request or instruct the Sub-Adviser, directly or through the Adviser, to act or not to act regarding certain Fund-related investment and/or operational matters. Such request or instructions will be communicated orally or in writing to the Sub-Adviser, directly or through the Adviser and will be acknowledged in the same manner in which they are communicated. To the extent that a particular request or instruction is, or may be, refused (I.E., because it (a) is in contravention of (i) a law or regulation, (ii) an investment policy of the Fund, or (iii) a provision of this Agreement or (b) is not operationally feasible), such refusal shall be communicated by the Sub-Adviser, including through the Adviser, and the Fund and the Sub-Adviser, upon advice of counsel, shall discuss alternatives and determine an appropriate course of action which will be reported to the full Board at the next meeting of the Fund's Board of Directors for its approval.

 7. Notwithstanding that all required disclosure concerning the risks associated with the Funds' permissible investments and investment techniques is included in the Funds' Registration Statement, which Statement is intended for review by the investors in the Funds and to be retained by them for future reference, with respect to the Funds' specified use of options and futures transactions, the following shall be specifically noted herein:

       "Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited."

    Further, in managing the Funds' assets, the Sub-Adviser shall consider the risks associated with the Fund's permissible investments and investment techniques.

 8. The Sub-Adviser or its representatives may from time to time recommend to the Funds or effect on behalf of the Funds with respect to Fund transactions in securities the subject of a recent new issue, the price of which transactions may have been influenced by bids made or transactions effected for the purpose of stabilizing the price of those securities. Such transactions would at all times be effected in accordance with the provisions of IMRO Rule 14 and, in particular, with the conditions of the IMRO Rule 14.02, including the requirement that the Sub-Adviser, with respect to any specific transaction, communicate to the Fund orally or in writing a statement in a form substantially similar to that which is set forth in IMRO Rule 14.02(c). In addition, with respect to these transactions, it is understood when executing this Agreement and thereafter when approving the continuance of this Agreement in accordance with its terms, that management of the Fund has carefully read the following paragraphs in order to enable Fund management to judge whether it wishes a Fund's assets to be invested at all in such securities or, if so, whether it wishes to authorize the Sub-Adviser generally to effect transactions in such securities on behalf of the Fund without further reference to Fund management or whether Fund management wishes to be consulted before any particular transaction is effected on behalf of the Fund.

     Stabilization is a process whereby the market price of a security is pegged or fixed during the period in which a new issue of securities is sold to the public. Stabilization may take place in the new issue or in other securities related to the new issue in such a way that the price of the other securities may affect the price of the new issue or vice versa.

     The reason stabilization is permitted is that when a new issue is brought to market the sudden glut will sometimes force the price lower for a period of time before buyers are found for the securities on offer.

     As long as it obeys a strict set of rules, the "stabilizing manager," normally the issuing house chiefly responsible for bringing a new issue to market, is entitled to buy securities in the market that it has previously sold to investors or allotted to institutions who were included in the new issue but who have decided not to continue participating. The effect of this may be to keep the price at a higher level than would otherwise be the case during the period of stabilizing.

     The rules referred to above in the immediately preceding paragraph limit the period in which the stabilizing manager may stabilize, fix the price at which it may stabilize (in the case of shares and warrants but not bonds), and require the stabilizing manager to disclose that it may be (but not that it is) stabilizing. The fact that a new issue or a related security is being stabilized does not in itself mean that investors are not interested in the issue, but neither should the existence of transactions in an issue where the stabilizing may take place be relied upon as an indication that investors are interested in the new issue or interested in purchasing at the price at which transactions are taking place.

 9. A report containing the Funds' financial statements (including the contents and valuation of the Funds) shall be submitted to shareholders and to the Securities and Exchange Commission at least semi-annually. Such reports shall include information as at the last day of any semi-annual period for which such reports relate. To the extent that any performance information is included in such report, it shall conform to the standards set forth in the Funds' Registration Statement.

10. Except as permitted by or pursuant to Section 17 of the 1940 Act and the Rules promulgated thereunder, the Sub-Adviser, or an "affiliate" thereof (as that term is defined in the 1940 Act), may not effect transactions: (i) with or for the Funds in which the Sub-Adviser or such affiliate has directly or indirectly a material interest or a relationship of any kind with another party which may involve a conflict with the Sub-Adviser's responsibilities to the Funds as a sub-investment adviser; or (ii) with or through the agency or another person with whom the Sub-Adviser or such affiliate maintains an arrangement as described in Rule 6.01 of Chapter IV of the IMRO Rules.

11. Upon termination of the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, unless otherwise directed by the Fund's Board of Directors, all securities positions and other portfolio transactions then in progress shall be transferred to the successor investment adviser selected by the Board of Directors.

12. The Sub-Adviser shall be entitled at its discretion to disclose any information known to it relating to the Fund's business or affairs to the Securities and Investment Board or to IMRO on the terms that the information so disclosed shall not without its consent be further disclosed otherwise than is permitted in respect of Restricted Information under the provisions of Part VIII of the Financial Services Act of 1986.

                                   EXHIBIT B

                               SUPPLEMENT TO THE
                             SUB-ADVISORY AGREEMENT
                         NATIONS FUND PORTFOLIOS, INC.

     THIS SUPPLEMENT is made this 10th day of April, 1996 to the SUB-ADVISORY AGREEMENT (the "Agreement") among NATIONSBANC ADVISORS, INC. (the "Adviser"), GARTMORE GLOBAL PARTNERS (the "Sub-Adviser") and NATIONS FUND PORTFOLIOS, INC. (the "Company") on behalf of the portfolio or portfolios of the Company as now or hereafter may be identified on Schedule I to the Agreement (each a "Fund" and collectively, the "Funds") dated as of April 10, 1996.

     WHEREAS, the parties joined in an exemptive application (the "Application") filed with the Securities and Exchange Commission requesting various relief pursuant to Section 6(c) of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, in connection with the Application, and as a condition to obtaining the relief requested therein, the parties agreed to various terms, including, among others, that the Agreement provide for the escrow of fees to be paid to the Sub-Adviser until such time as the Agreement is approved by the shareholders of the Fund.

     NOW, THEREFORE, the parties agree that the Agreement be supplemented to provide as follows:

     ESCROW OF FEES. During the period of time commencing on the effective date of the Agreement, and continuing until the earlier of: (a) such time as the Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); (b) the 120th day following the termination of the sub-advisory arrangements in place for the Fund as of March 12, 1996; or
(c) September 30, 1996, the fees payable to the Sub-Adviser under the Agreement shall be paid into an interest-bearing escrow account (the "Account") which shall be maintained by an escrow agent. Such escrow agent shall not be an affiliated party (as defined in the 1940 Act) of any of the parties hereto. All amounts paid into the Account (including interest earned on such fees) may be paid to the Sub-Adviser only upon the approval, by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), of the Agreement. In the event that the shareholders of the Fund fail to approve the Agreement prior to the earlier of the dates specified in subparts (a) or (b) above, all moneys in the Account shall be paid to the Fund. All parties hereto expressly acknowledge that the escrow agent may release the moneys in the Account only upon receipt of a certificate from an officer of the Company (who shall not be an interested person of the Sub-Adviser (as defined in the 1940 Act)) stating that the moneys are to be delivered to the Sub-Adviser and that the Agreement has been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or, in the event that the shareholders of the Fund failed to approve the Agreement prior to the earlier of the dates specified in subparts (a) or (b) above, that the moneys in the Account are to be delivered to the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this SUPPLEMENT to be executed in triplicate by their respective officers on the day and year first written above.

                                         NATIONS FUND PORTFOLIOS, INC.,
                                         on behalf of the Fund

                                         By: /s/         A. MAX WALKER
                                                       A. MAX WALKER
                                               PRESIDENT AND CHAIRMAN OF THE
                                                    BOARD OF DIRECTORS

                                         NATIONSBANC ADVISORS, INC.

                                         By: /s/      MARK H. WILLIAMSON
                                                    MARK H. WILLIAMSON
                                                  PRESIDENT AND DIRECTOR

                                         GARTMORE GLOBAL PARTNERS

                                         By: /s/      CHARLES G. SMITH IV
                                                    CHARLES G. SMITH IV
                                                         PRESIDENT

                                       1


**************************************************************************

                              APPENDIX

            Please fold and detach card at perforation before mailing



NATIONS EMERGING MARKETS FUND   Special Meeting of Shareholders-July 17, 1996

              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the above-referenced Fund (the "Fund") of Nations Fund Portfolios, Inc. ("Nations Portfolios") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS PORTFOLIOS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (617) 871-7536.

                                   -------------------------------------

                                   -------------------------------------

                                   Please  sign  above  exactly as
                                   your name(s)  appear(s) hereon.
                                   Corporate   proxies  should  be
                                   signed in full  corporate  name
                                   by an authorized officer.  Each
                                   joint    owner    should   sign
                                   personally.  Fiduciaries should
                                   give full titles as such.



                                   _________________________________, 1996
                                               (Please Date)

           Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

      1. To ratify and approve the new  sub-advisory  agreement  among  Gartmore
         Global   Partners,   NationsBanc   Advisors,   Inc.  and  Nations  Fund
         Portfolios, Inc. on behalf of the Fund.

                                FOR      AGAINST     ABSTAIN
                                [ ]        [ ]          [ ]



         In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

           Please fold and detach card at perforation before mailing

NATIONS PACIFIC GROWTH FUND     Special Meeting of Shareholders-July 17, 1996

              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the above-referenced Fund (the "Fund") of Nations Fund Portfolios, Inc. ("Nations Portfolios") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS PORTFOLIOS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (617) 871-7536.

                                     -------------------------------------

                                     -------------------------------------

                                     Please  sign  above  exactly as
                                     your name(s)  appear(s) hereon.
                                     Corporate   proxies  should  be
                                     signed in full  corporate  name
                                     by an authorized officer.  Each
                                     joint    owner    should   sign
                                     personally.  Fiduciaries should
                                     give full titles as such.



                                     _________________________________, 1996
                                               (Please Date)

           Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

      1. To ratify and approve the new  sub-advisory  agreement  among  Gartmore
         Global   Partners,   NationsBanc   Advisors,   Inc.  and  Nations  Fund
         Portfolios, Inc. on behalf of the Fund.

                       FOR     AGAINST     ABSTAIN
                       [ ]       [ ]          [ ]

         In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

           Please fold and detach card at perforation before mailing

NATIONS GLOBAL GOVERNMENT INCOME FUND   Special Meeting of Shareholders-
                                                            July 17, 1996

              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the above-referenced Fund (the "Fund") of Nations Fund Portfolios, Inc. ("Nations Portfolios") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS PORTFOLIOS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (617) 871-7536.

                                   -------------------------------------

                                   -------------------------------------

                                   Please  sign  above  exactly as
                                   your name(s)  appear(s) hereon.
                                   Corporate   proxies  should  be
                                   signed in full  corporate  name
                                   by an authorized officer.  Each
                                   joint    owner    should   sign
                                   personally.  Fiduciaries should
                                   give full titles as such.



                                   _________________________________, 1996
                                              (Please Date)

           Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

      1. To ratify and approve the new  sub-advisory  agreement  among  Gartmore
         Global   Partners,   NationsBanc   Advisors,   Inc.  and  Nations  Fund
         Portfolios, Inc. on behalf of the Fund.

                         FOR       AGAINST     ABSTAIN
                         [ ]         [ ]         [ ]


         In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.